UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 24, 2003

Wolverine Tube, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-12164	63-0970812

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Clinton Avenue West, Suite 1000, Huntsville, AL	35801

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(256) 353-1310

SIGNATURES
Ex-99.1 Press Release

Item 9.	Regulation FD Disclosure

The following information, furnished under Item 12, “Disclosure of Results of Operations and Financial Condition,” is being provided under Item 9 pursuant to the interim filing guidance of SEC Release No. 33-8216.

On April 24, 2003, Wolverine Tube, Inc. (the “Company”) reported its results of operations and financial condition for the quarter ended March 30, 2003. The Company’s earnings release for the quarter ended March 30, 2003 (the “Press Release”) is attached as Exhibit 99.1.

Exhibit Index

99.1	Press Release dated April 24, 2003 pertaining to the financial results of the Company for the quarter ended March 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WOLVERINE TUBE, INC.

Date: April 24, 2003	By:	/s/ James E. Deason

James E. Deason
Executive Vice President, Chief
Financial Officer, Secretary and Director